UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 7, 2020

Date of Report (Date of earliest event reported)

RED METAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

NEVADA	000-52055	20-2138504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

278 Bay Street, Suite 102
Thunder Bay, ON		P7B 1R8
(Address of principal executive offices)		(Zip Code)

1 (807) 345-5380

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On December 7, 2020, the Company issued a news release announcing a corporate update including a plan to change the corporate jurisdiction of the Company from Nevada to British Columbia; an updated technical report on its Carrizal Copper-Cobalt-Gold Property located in Atacama, Chile and the filing of a registration statement and shareholder information circular on Form S-4. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS

On December 7, 2020, the Company issued a news release reporting that it had filed electronically on the same day on the System for Electronic Document Analysis and Retrieval (commonly known as "SEDAR") a technical report prepared by Caracle Creek International Consulting under the supervision of Dr. Scott Jobin-Bevans in compliance with National Instrument 43-101 Standards of Disclosure for Mineral Project (the "Technical Report").

The Technical Report, entitled "Independent Technical Report on the Carrizal Cu-Co-Au Property", is dated November 28, 2020 and was filed electronically on December 7, 2020 on SEDAR, and is publicly available online at www.sedar.com, under the Company's profile.

The information included or incorporated herein includes certain forward-looking information within the meaning of applicable United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that the Company believes, expects or anticipates will or may occur in the future (including, without limitation, statements regarding mineral resource estimates, drill targets, exploration results, future drilling and other future exploration, potential gold discoveries and future development) are forward-looking information. This forward-looking information reflects the current expectations or beliefs of the Company based on information currently available to the Company. Forward-looking information is subject to a number of risks and uncertainties that may cause the actual results of the Company to differ materially from those discussed in the forward-looking information, and even if such actual results are realized or substantially realized, there can be no assurance that they will have the expected consequences to, or effects on the Company. Factors that could cause actual results or events to differ materially from current expectations include, among other things, the possibility that planned drilling programs will be delayed, uncertainties relating to the availability and costs of financing needed in the future, activities of the Company may be adversely impacted by the continued spread of the recent widespread outbreak of respiratory illness caused by a novel strain of the coronavirus ("COVID-19"), including the ability of the Company to secure additional financing, risks related to the exploration stage of the Company's properties, the possibility that future exploration (including drilling) or development results will not be consistent with the Company's expectations, failure to establish estimated mineral resources, changes in world gold, copper markets or equity markets, political developments in Chile, fluctuations in currency exchange rates, inflation, changes to regulations affecting the Company's activities, delays in obtaining or failure to obtain required project approvals, the uncertainties involved in interpreting drilling results and other geological data and the other risks disclosed under the heading "Risk Factors" and elsewhere in the Company's annual report on Form 10-K filed on SEDAR at www.sedar.com and EDGAR at www.sec.gov. Forward-looking information speaks only as of the date on which it is provided and, except as may be required by applicable securities laws, the Companydisclaims any intent or obligation to update any forward-looking information, whether as a result of new information, future events or results or otherwise. Although the Company believes that the assumptions inherent in the forward-looking information are reasonable, forward-looking information is not a guarantee of future performance and accordingly undue reliance should not be put on such information due to the inherent uncertainty therein. For further information, please visit our website at www.redmetalresources.com, or contact caitlin.jeffs@redmetalresources.com.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

99.1	News Release dated December 7, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RED METAL RESOURCES LTD.

Date: December 11, 2020	By: /s/ Caitlin Jeff
Caitlin Jeff
CEO and President